EXHIBIT 10.8


                AMENDMENT NO. 3 TO TRUST INDENTURE


       THIS AMENDMENT NO. 3 TO TRUST INDENTURE dated as of November 29, 1995, among Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), Reading and Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("RBB"), Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA") (RBC, RBD, RBX, RBI, RBB and RBA being referred to collectively as the "Borrowers" and individually as a "Borrower") and Bank One, Texas, N.A., a national banking association, as Trustee (the "Trustee").

                            W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991,
  June 30, 1992 and February 25, 1993 (as so amended, the "Original Credit Agreement"), Internationale Nederlanden Bank (formerly known as NMB Postbank Groep, the "Lender") agreed to provide funding to certain of the Borrowers in the aggregate principal amount of up to USD 112,000,000; and

            WHEREAS, the Borrowers and the Lender have restated the Original Credit Agreement as of April 27, 1995, as amended as of July 31, 1995 (as so amended the "Restated Credit Agreement"); and

            WHEREAS, the Borrowers have repaid Facility A and terminated Facility B, with the agreement of the Lenders, and the Lenders have agreed to release and delete the M. G. HULME, JR., Official No. 651644 and JIM CUNNINGHAM, Official No. 651643 as Vessels under this Indenture; and

            WHEREAS, the Lenders, the Borrowers and the Assignee wish to further amend the terms of the Restated Credit Agreement and the Indenture.

            NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to assign, assume and amend the Indenture effective as of the date hereof as follows:

                               Amendments to Indenture

       The Borrowers and the Assignee hereby agree that the Indenture shall be amended as follows:

       A. The definition of "Mortgages" in the Indenture is hereby amended to read as follows:

            "Mortgages" means the First Preferred Fleet Mortgage granted by RBX to the Trustee, the Australian First Registered Ship Mortgage granted by RBA to the Trustee, the First Preferred Fleet Mortgage granted by RBD to the Trustee, the Panamanian First Naval Mortgage granted by RBB to the Trustee, and the Preferred Fleet Mortgage granted by RBD to the Trustee, all as amended from time to time and executed or to be executed in respect of the Vessels as security for all amounts due and payable under the Credit Agreement.

       B. The definition of Pledges in the Indenture is hereby amended to read as follows:

            "Pledges" means the pledge of all of the issued and outstanding shares of RBD by RBC, the pledge of all of the issued and outstanding shares of RBI, RBX and RBB by RBD, and the pledge of all of the issued and outstanding shares of RBA by RBX, all in favor of the Trustee as of the date hereof (with all renewals, extensions and amendments thereof) as security for the Borrowers' obligations under the Loan Documents.

       C. The definition of "Vessels" in the Indenture is hereby amended to read as follows:

            "Vessels" means the Australian flag  rig  RON TAPPMEYER, Official
       No.              , the United States flag rigs D. R. STEWART, Official
       No. 626904, D. K. McINTOSH, Official No. 591662, W. D. KENT, Official No. 583169, RANDOLPH YOST, Official No. 601699, ROGER W. MOWELL, Official No. 645360, J. T. ANGEL, Official No. 651645, JACK BATES, Official No. 906283 and the Panamanian flag rig CHARLEY GRAVES, Permanent Patente No. 6618-76-B.

       D. All references in the Indenture to the Original Credit Facility Agreement shall mean the Restated Credit Agreement.

       E. Except as specifically amended by this Assignment, Assumption and Amendment, all of the terms and provisions of the Indenture shall remain in full force and effect.

       All capitalized terms used herein but not defined herein shall have the meanings given to them in the Indenture.

       THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the date first written above.

                                READING & BATES CORPORATION



                                By:
                                     Name:
                                     Title:


                                READING & BATES DRILLING CO.



                                By:
                                     Name:
                                     Title:



                                READING & BATES EXPLORATION CO.



                                By:
                                     Name:
                                     Title:


                                READING AND BATES, INC.



                                By:
                                     Name:
                                     Title:


                                READING AND BATES BORNEO DRILLING
                                CO., LTD.


                                By:
                                     Name:
                                     Title:


  THE COMMON SEAL OF                 READING  &  BATES (A)  PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto
  affixed by authority of
  the Board of Directors             By:

  in the presence of :               Name:
                                     Title:
  __________________
  T. W. Nagle, Director


  __________________
  W. K. Hillin, Secretary


                                BANK   ONE,   TEXAS,  N.A.,   as
                                Trustee



                                By:
                                     Name:
                                     Title:




                          ACKNOWLEDGMENT


  STATE OF NEW YORK           )
                              )
  COUNTY OF NEW YORK          )


       BEFORE ME,                           , a notary public in and for said
  county and state, on this day personally appeared                   , known
  to me to be the person whose name is subscribed to the foregoing instrument
  and known to me to be the                                of Reading & Bates
  Corporation, a corporation organized under the laws of Delaware, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this   day of           , 1995.


                                Notary Public



                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                       , a notary public  in  and  for  said
  county and state, on this day personally appeared                   , known
  to me to be the person whose name is subscribed to the foregoing instrument
  and known to me to be the                                of Reading & Bates
  Drilling Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this    day of          , 1995.


                                Notary Public


                          ACKNOWLEDGMENT

  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                    , a notary public in and for said county
  and state, on this day personally appeared                    , known to me
  to  be  the person whose name is subscribed to the foregoing instrument and
  known to me to be the                                    of Reading & Bates
  Exploration Co., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this     day of         , 1995.


                                Notary Public


                          ACKNOWLEDGMENT



  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                    , a notary public in and for said county
  and state, on this day personally appeared                    , known to me
  to be  the person whose  name is subscribed to the foregoing instrument and
  known to me to be the                                 of Reading and Bates,
  Inc., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this     day of         , 1995.


                                Notary Public


                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                , a notary public in and for said county and
  state, on this day personally appeared                 , known  to me to be
  the  person  whose name is subscribed to the foregoing instrument and known
  to me to be the                                 of Reading and Bates Borneo
  Drilling Co., Ltd., a corporation organized under the laws of Oklahoma, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this    day of          , 1995.



                                Notary Public

                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                   , a notary public in  and for said county
  and state, on this day personally appeared                    , known to me
  to be  the person whose  name is subscribed to the foregoing instrument and
  known to me to be the                                    of Reading & Bates
  (A) Pty. Ltd., a corporation organized under the laws of              , and
  acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this    day of          , 1995.


                                Notary Public


                          ACKNOWLEDGMENT


  STATE OF TEXAS           )
                           )
  COUNTY OF HARRIS         )


       BEFORE ME,                , a notary public in and for said county and
  state, on this day personally appeared                  , known to me to be
  the person whose  name  is subscribed to the foregoing instrument and known
  to me to be the                                   of Bank One, Texas, N.A.,
  a national banking association,  organized under the laws of              ,
  and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

       Given under my hand and seal of office this    day of          , 1995.


                                Notary Public